Exhibit 10.1
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                              LEASE SCHEDULE
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LEASE SCHEDULE NO.   004                    Dated As Of:  SEPTEMBER 30, 1999
                   ---------------------                 -----------------------

UNDER MASTER LEASE AGREEMENT NO. 5002182    Dated As Of:  JANUARY 18, 1999
                                --------                 -----------------------

This Lease Schedule between Dana Commercial Credit Corporation ("Lessor") and UNIVERSAL MONEY CENTERS, INC. ("Lessee") is executed pursuant to the Master Lease Agreement referenced above ("Master Lease"), the terms and conditions of which are incorporated herein by reference and shall be deemed a part of this Lease Schedule. The equipment described in Schedule A hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease. This Lease Schedule shall be deemed a separate instrument of lease. Capitalized terms used without definition in this Lease Schedule shall have the meanings ascribed to them in the Master Lease.
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Equipment Location: Stated on Schedule A, attached hereto and incorporated herein.

                             Intentionally Omitted

Stipulated Loss Value: Stated on Exhibit 1, attached hereto and incorporated herein.

Acceptance Date: As stipulated on the Acceptance Certificate referring to this Lease Schedule to be separately executed by Lessee upon delivery and acceptance of the Equipment and acknowledged by Lessor.

Lease Term: Commences on the Acceptance Date and continues 60 months after the Basic Rent Commencement Date.

Basic Rent Commencement Date: 1st day of the month immediately following the Acceptance Date of the Lease Schedule.

Classification of Equipment: 5 year property.

Rent: An amount equal to the sum of:

     (i) Interim Rent in an amount equal to 1/30th of the Basic Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Basic Rent Commencement Date, which amount shall be payable on the Basic Rent Commencement Date and

     (ii) 60 monthly rental payments each in the amount of $10,224.53 ("Rent") plus any applicable sales/use tax and other charges under the Master Lease and this Lease Schedule commencing on the Basic Rent Commencement Date and on the 1st day of each month thereafter ("Rent Payment Date") for the entire Lease Term.

The parties agree that this lease is a "finance" lease as defined by Article 2A-103(g) of the Uniform Commercial Code. Lessee acknowledges that it has either
(a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for lease to Lessee, or (b) been informed of the identity of the Supplier covering the Equipment, that it may have rights under the supply contract and that Lessee may contact Supplier for description of such rights.

This Lease Schedule will apply only to Equipment accepted on or before OCTOBER 31, 1999.

Dated as of SEPTEMBER 30, 1999.             By execution hereof, the signer
                                            certifies that he/she has read,
                                            accepted and duly executed this
                                            Lease Schedule to the Master Lease
                                            on behalf of Lessee.

LESSOR: Dana Commercial Credit Corporation  LESSEE: UNIVERSAL MONEY CENTERS,INC.


By: /s/ Dana Commercial Credit Corp.            By:   /s/ John L. Settles
    ---------------------------------           --------------------------------
     Title:                                     Title: President

       ------------------------------
             STIPULATED LOSS VALUE
                    EXHIBIT 1
          UNIVERSAL MONEY CENTERS, INC.
              LEASE NO. 5002182-004
       ----------------------------------



Period     $ Amount        Period    $ Amount
------     --------        ------    --------

 1         502,663.03        31      303,668.81
 2         497,465.26        32      295,809.80
 3         491,950.00        33      287,918.22
 4         486,361.34        34      279,937.42
 5         480,698.81        35      271,866.82
 6         474,961.90        36      263,762.23
 7         469,116.05        37      255,567.01
 8         463,194.60        38      247,280.55
 9         457,162.97        39      238,958.67
10         451,054.51        40      230,544.71
11         444,868.71        41      222,038.06
12         438,570.97        42      213,438.10
13         432,194.63        43      204,800.63
14         425,739.16        44      196,068.97
15         419,169.96        45      187,298.94
16         412,520.35        46      178,433.84
17         405,789.79        47      169,473.04
18         398,977.76        48      160,472.33
19         392,106.17        49      151,375.02
20         385,152.17        50      142,180.46
21         378,137.68        51      132,944.44
22         371,039.81        52      123,610.25
23         363,858.02        53      114,177.24
24         356,614.22        54      104,644.75
25         349,285.52        55       95,108.76
26         341,871.35        56       85,472.60
27         334,393.63        57       75,832.25
28         326,829.45        58       66,091.05
29         319,178.24        59       56,248.31
30         311,439.41        60       46,400.00

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                             ACCEPTANCE CERTIFICATE
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TO LEASE SCHEDULE NO.   004                  DATED AS OF:  SEPTEMBER 30, 1999
                     ---------------------               -----------------------


("LEASE SCHEDULE") UNDER MASTER LEASE NO. 5002182  DATED AS OF JANUARY 18, 1999
                                          -------              -----------------

("MASTER  LEASE")  BETWEEN  DANA  COMMERCIAL   CREDIT   CORPORATION ("LESSOR")
AND UNIVERSAL MONEY CENTERS, INC. ("LESSEE").
    -----------------------------


1. EQUIPMENT. Lessee hereby acknowledges that the Equipment set forth and described on the Lease Schedule, which description is fully incorporated herein and made part hereof in its entirety, has been delivered to the location(s) indicated in such Lease Schedule, where applicable, installed and otherwise serviced and completed to the Lessee's satisfaction, inspected by Lessee, found to be in good operating order and condition and in compliance with all specifications of Lessee, and has been unconditionally accepted by the Lessee under the Master Lease and Lease Schedule, all on the Acceptance Date set forth below. Lessee hereby agrees to faithfully perform all of its obligations under the Master Lease and Lease Schedule and reaffirms, as of the date hereof, its representations and warranties as set forth in the Master Lease. Lessee further reaffirms that Lessee has reviewed and approved the purchase order or agreement with each Supplier covering the Equipment to be purchased by Lessor for lease to Lessee, or that Lessee knows the identity of each Supplier, that it may have rights under any Supply contract from the Supplier, and that Lessee may contact Supplier for a description of any such rights. Lessee hereby authorizes and directs Lessor to make payments to each Supplier of the Equipment pursuant to such Supplier's invoice or any purchase order or agreement with such Supplier.

2. LESSEE ACKNOWLEDGMENTS. Lessee hereby acknowledges its agreement to pay Lessor rental payments, as set forth in the Lease Schedule, plus any applicable taxes, together with all other taxes, costs, expenses and charges whatsoever which Lessee is required to pay pursuant to the Master Lease and Lease Schedule, in each instance at the times and in the manner set forth in the Master Lease and the Lease Schedule, respectively. Lessee further acknowledges and agrees that the rental payments shall be as set forth on the Lease Schedule.

3.  ACCEPTANCE DATE:

     OCTOBER 31, 1999                     LESSEE: UNIVERSAL MONEY CENTERS, INC.
-------------------------


                                          By:      /s/ John L. Settles
                                                -------------------------------


                                                   John L. Settles
                                                -------------------------------
                                                 NAME TYPEWRITTEN OR PRINTED

                                          Title:   President
                                                -------------------------------

ACKNOWLEDGED THIS 28th
DAY OF October, 1999


DANA COMMERCIAL CREDIT CORPORATION

By: /s/ Laura Gibson
    ------------------------------

Title: Director of Operations
       ---------------------------